EXHIBIT 10.1

TWELFTH AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT

This Twelfth Amendment to Amended and Restated Revolving Credit Agreement (herein, the “Amendment”) is entered into as of June 1, 2018, by and among World Acceptance Corporation, a South Carolina corporation (the “Borrower”), Wells Fargo Bank, National Association together with the other financial institutions a party hereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS
A.The Borrower, the Lenders, and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of September 17, 2010, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
1.1.    The following definition in Section 5.1 of the Credit Agreement (Definitions) shall be amended and restated as follows:
“Termination Date” means June 15, 2020, or such earlier date on which the Commitments are terminated in whole pursuant to Sections 2.9, 9.3 or 9.4 hereof.
1.2.    The following new Section 8.26 is added to the Credit Agreement (Deposit Accounts):
Section 8.26    Deposit Accounts. The Borrower and its Restricted Subsidiaries do not maintain any deposit accounts other than those listed on Schedule 8.26 attached hereto as of June 1, 2018 and the Borrower shall thereafter provide an updated Schedule 8.26 on a quarterly basis to the Administrative Agent together with the financial statements delivered for the calendar months ending March 31, June 30, September 30 and December 31 of each calendar year. The Borrower shall cause all proceeds of Collateral to be deposited into or transferred to a deposit account subject to a deposit account control agreement in favor the Administrative Agent as soon as possible but in any event within two (2) Business Days of receipt.
1.3.    Schedule 8.26 of the Loan Agreement is attached hereto.
SECTION 2.    CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which the following conditions precedent have been satisfied being referred to herein as the “Effective Date”):
2.1.    The Borrower and the Lenders, shall have executed and delivered this Amendment to the Administrative Agent.
2.2.    The Restricted Subsidiaries parties to the Subsidiary Guaranty Agreement shall have executed and delivered to the Administrative Agent their consent to this Amendment in the form set forth below.
2.3.    The Borrower shall have paid to Administrative Agent the non-refundable fee in the amount and for the account of the Lenders as set forth on Schedule A attached hereto, which fees shall be fully earned by such Lenders upon the effectiveness of this Amendment.
2.4.    The Borrower shall deliver copies of resolutions for the Borrower and the Restricted Subsidiaries which authorize the applicable officer to execute this Amendment and the consent to this Amendment.
2.5.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
SECTION 3.    REPRESENTATIONS.
In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent, the Collateral Agent, and the Lenders that as of the date hereof, (a) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct (except that the representations contained in Section 6.6 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and (b) the Borrower and the Restricted Subsidiaries are in compliance with the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default exists or shall result after giving effect to this Amendment.

SECTION 4.    MISCELLANEOUS.
4.1.    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
4.2.    The Borrower heretofore executed and delivered, among other things, the Company Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein secure the payment and performance of the Obligations under the Credit Agreement as amended hereby, which are entitled to all of the benefits and privileges set forth therein. Without limiting the foregoing, the Borrower acknowledges that the “Secured Indebtedness” as defined in, and secured by the Collateral pursuant to, the Company Security Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended hereby.
4.3.    The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Administrative Agent.
4.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of a Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (without regard to principles of conflicts of laws).
[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

WORLD ACCEPTANCE CORPORATION

By:	/s/ James H. Wanserski
Name: James H. Wanserski
Title: President and Chief Executive Officer

Accepted and agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent and Collateral Agent

By:	/s/ Thomas M. Romanowski
Name: Thomas M. Romanowski
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Bruce Jenks
Name: Bruce Jenks
Title: Senior Vice President

BANK OF MONTREAL

By:	/s/ Daniel Ryan
Name: Daniel Ryan
Title: Vice President

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Stephanie Bowman
Name: Stephanie Bowman
Title: Senior Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Blake Chandler
Name: Blake Chandler
Title: Vice President

BANK UNITED, N.A.

By:	/s/ Beverly Abrahams
Name: Beverly Abrahams
Title: Senior Vice President

ACKNOWLEDGMENT AND CONSENT
Each of the undersigned is a Restricted Subsidiary of World Acceptance Corporation who has executed and delivered to the Collateral Agent, the Administrative Agent, and the Lenders the Subsidiary Guaranty Agreement and the Subsidiary Security Agreement. Each of the undersigned hereby acknowledges and consents to the Twelfth Amendment to Amended and Restated Revolving Credit Agreement set forth above and confirms that the Loan Documents executed by it, and all of its obligations thereunder, remain in full force and effect, and that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Borrower under the Credit Agreement after giving effect to the Amendment.
Dated as of June 1, 2018.
[SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT TO FOLLOW]

Each of the undersigned acknowledges that the Collateral Agent, the Administrative Agent, and the Lenders are relying on the foregoing in entering into the Eleventh Amendment to Amended and Restated Revolving Credit Agreement set forth above.

World Acceptance Corporation of Alabama
World Acceptance Corporation of Missouri
World Finance Corporation of Georgia
World Finance Corporation of Louisiana
World Acceptance Corporation of Oklahoma, Inc.
World Finance Company of South Carolina, LLC
World Finance Corporation of Tennessee
WFC of South Carolina, Inc.
World Finance Corporation of Illinois
World Finance Corporation of New Mexico
World Finance Company of Kentucky LLC
World Finance Corporation of Colorado
World Finance Corporation of Wisconsin
WFC Services, Inc.
World Finance Corporation of Texas
World Finance Company of Indiana, LLC
World Finance Company of Mississippi, LLC
World Finance Company of Idaho, LLC

By:	/s/ James H. Wanserski
Name: James H. Wanserski
Title: President and Chief Executive Officer

WFC Limited Partnership

By: WFC of South Carolina, Inc.,	WFC of South Carolina, Inc.,
as sole general partner

By:	/s/ James H. Wanserski
Name: James H. Wanserski
Title: President and Chief Executive Officer